AEGION®

Investor Presentation

Fall 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on February 27, 2013 and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although the Company believes these independent sources are reliable, the Company has not independently verified the accuracy and completeness of this information.

Aegion Is a Diversified Growth and Return Oriented Company

Energy & Mining
Growth Outlook: Moderate to High



PIPELINE PROTECTION & FACILITY MAINTENANCE

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Upstream and downstream facilities require reliable, safe and high quality maintenance and other services
- Strong market opportunities:
  - North America
  - Middle East
  - South America
  - Asia-Pacific

Commercial & Structural
Growth Outlook: High



REHABILITATION & STRENGTHENING

- Fast growing commercial rehabilitation market
- North America addressable market is roughly $650 million with more than a third dedicated to fiber-reinforced polymers[1]
- Fyfe®/Fibrwrap® driving conversion from traditional rehabilitation methods such as concrete and steel in pipelines, buildings, transportation and waterfront end markets
- Fibrwrap® product attributes can support the growing need for force protection (seismic/anti-terrorism)

[1] Company Estimates (see page 18)

Water & Wastewater
Growth Outlook: Low to Moderate



REHABILITATION LININGS

- Insituform is the global leader in trenchless cured-in-place pipe rehabilitation and is well-positioned to successfully execute under any market condition
- Global infrastructure needs are immense—however spending decisions are made at the local level in most cases
- Current municipal budgets are constrained in Europe while the US market is stable with regional areas of growth. Asia-Pacific has potential for growth

AEGION®

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 75%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining



ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

INDUSTRIAL FACILITIES

>20%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



FIBER POLYMER
FIBER POLYMER

Aegion is a $1.3 billion revenue company focused on sustainable growth and increasing returns by being a global leader in infrastructure protection and rehabilitation

AEGION

Aegion Is Geographically Balanced Towards Strong End Markets



> 5% of 2013F Revenues
> 80% of 2013F Revenues
< 5% of 2013F Revenues
Hong Kong
Singapore
> 5% of 2013F Revenues
< 5% of 2013F Revenues

Aegion Technologies and Services

- All Three Platforms
- Water & Wastewater
- Commercial & Structural
- Energy & Mining

Energy & Mining Has Technologies to Protect and Extend the Useful Life of Pipelines

$1.4 Trillion Global Pipeline CAPEX 2012-2017



North America
Central and South America
Australia
Middle East
5%
3%
16%
76%

Sources: Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report; Oil & Gas Journal Vol-110 Issue 3

Aging Global Pipeline Infrastructure



15%
18%
67%
>21 Years
11-20 Years
<10 Years

Source: Pipeline & Gas Journal

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15% of total expenditures for exploration and production of shale gas
- Expenditures in Central and South America will largely be for offshore projects in Peru, Colombia, Brazil, Mexico and other countries
- 83% of the expected Middle East spend will be in pipeline construction, pump stations and equipment and line pipes

Source: Pipeline & Gas Journal; Oil & Gas Journal vol-110 issue 3

AEGION

Increasing Oil Supply from Unconventional Sources Supports US Downstream Investment

Significant demand coupled with **higher utilization of aging refinery capacity** is expected to drive increasing maintenance and capital spend

US Petroleum Products Demand



+20.5%
Millions of barrels per day
110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
1990
2008
2011
2015P
2020P

Source: US Energy Information Administration

US Refinery Utilization



A leading indicator for future capital spend
100%
95%
90%
85%
80%
$45
$45
$30
$15
$0
Nominal $
2009
2010
2011
2012
Average Annual Utilization
321 Crack Spreads

US Refining Industry Maintenance and Capital Spending



$ Billions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2012
2013E
2014P
2015P
2016P
2017P
Maintenance and TA Spend
Capital Spend
Tier III (Conservative Upside)
Tier III (Aggressive Upside)

Tier III represents potentially lower sulfur content requirements in refined products

AEGION

US Crude Oil Growth Expected to Come from the Lower 48 States

Increasing Production Drives **Upstream Market** for Maintenance Programs and Capital Requirements



Near-Term Forecast for US Crude Oil Production
Millions of Barrels per Day
8
6
4
2
0
3.2
3.3
3.8
4.7
5.5
6.2
2009
2010
2011
2012
2013P
2014P
20
19
18
17
16
15
14
13
12
11
10
Millions of Barrels per Day
Lower 48 Onshore
Total Supply

- Most of the near-term US production growth will come from drilling in tight rock formations located in North Dakota, the Texas Permian Basin and Eagle Ford regions
- Strong growth is also forecasted for the California San Joaquin Basin

Source: U.S Energy Information Administration

AEGION

Energy & Mining Has Powerful Pipe Protection Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Pipeline Systems

Products: High Density Polyethylene (HDPE)

Advantage: Proprietary and efficient installation methods

Geography: North & South America, Middle East, North Africa, Australia

Competitors: Unprotected steel, minimal protection coatings or linings and exotic metals or thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

Coating Services

Products: CRTS robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; onshore custom field coatings

Advantage: Cost savings from fast and efficient patented offshore robotics technology

Geography: North & South America, Middle East

Offshore Competitors: No coatings or onshore application

MARKET DYNAMICS

Global offshore market pipeline development

Fulfills a need for a highly efficient coating application

Bayou Companies

Products: FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Competitors: Bredero Shaw, pipe mills producing small-diameter pipe

MARKET DYNAMICS

Gulf of Mexico and transcontinental pipeline development

US shale plays/Canadian oil sands

Corrpro

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/Maintenance

Regulations increase spending

Brinderson Offers Full Service Capabilities in the US West Coast Market - Primarily California

Brinderson performs **mission critical** tasks to keep **facilities running** safely and reliably

Key Markets



12%
45%
43%
% Revenues
Downstream
Upstream
Minerals, Chemicals

A **full service** company in the Western US active across **upstream oil & gas, terminals & pipelines and downstream oil refining**

Full Service Capabilities



8%
11%
23%
58%
% Revenues
Maintenance
MSA-Based Small-cap Construction
Engineering & EPC
Turnaround

- 75% of revenues are recurring
- 38 master-service agreements (MSA) in 2013—up from 7 in 2008

AEGION

Energy & Mining to Become an $800 to $900 Million Platform - Highly Recurring Revenues and Positioned for Growth

Total Energy & Mining Recurring Revenue Mix

PRE-BRINDERSON ACQUISITION



52%
48%

POST-BRINDERSON ACQUISITION



43%
57%

- Operating & Maintenance Services (Recurring)
- New Capital Spend Projects

Trailing twelve month revenue pro forma expected for 2013

Corrpro and Brinderson expected to account for over 65% of Energy & Mining revenues in 2013, on a trailing twelve month basis with 75% recurring

AEGION

North America Remains a Strong Market for the Energy & Mining Platform

Primary Markets: US and Canada

BAYOU

BRINDERSON

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BRINDERSON
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BRINDERSON
BRINDERSON
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BRINDERSON
BRINDERSON
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- Current Shale Plays
- Prospective Shale Plays
- Basins

AEGION

California Is an Important Energy Producing State

① Ranked **fourth** in 2012 production of crude oil in the US

- Continued drilling activities in existing proven fields and unconventional extraction methods, especially in the San Joaquin Basin

② Ranked **third** in US refining capacity

- 2 million barrels per day from 20 operating refineries

California **Refinery** Capital and Maintenance Spending



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$ Millions
2012
2013P
2014P
2015P
2016P
2017P
Maintenance
Annualized Turnarounds
Capital Projects

Source: Company Estimates

Brinderson has room to **grow**

- Upstream: Rapid expansion as major players doubled their expenditures in 2013 compared to 2012, mostly for deferred maintenance, new technology and new rigs
  - Brinderson can grow its relative low share in engineering, construction and maintenance services
- Downstream: Service provider procurement is centralizing
  - Brinderson can grow through its strong reputation and expansion of services
  - Currently, Brinderson is actively bidding for more than $70 million in annual value maintenance contracts

AEGION

Permian Basin Offers Expansion Opportunities for Brinderson®

Permian Basin Upstream Production



104°
102°
100°
34°
32°
30°
TEXAS
NEW MEXICO
MEXICO
Pecos
Capitan Reef
NORTHWESTERN SHELF
Carlsbad
CENTRAL BASIN PLATFORM
MIDLAND BASIN
EASTERN SHELF
Midland
Odessa
Colorado
El Paso
Guadalupe Mts.
DELAWARE BASIN
DIABLO PLATFORM
Rio Grande
SHEFFIELD CHANNEL
SOUTHERN SHELF
Marathon
HOVEY CHANNEL
OUACHITA-MARATHON OROGENIC BELT
VAL VERDE BASIN
0 50 100 miles
0 50 100 150 km
Carbonate reef
Platforms
Basins
© 2007 Encyclopædia Britannica, Inc.

Facts:

- Largest oil producing region in the US
- 72% of Texas production and 18% of US production
- 23% of US reserves
- 27% of US drill rigs
- Permian Basin estimated reserves are greater than Bakken and Eagle Ford combined

Brinderson Proven Business Model

- Foundation includes world-class safety, strong project management and cost saving productivity tools for clients
- Integrated services, including multi-discipline engineering capabilities, are ideal for the rapidly growing infrastructure in the Permian Basin
- Brinderson grew its upstream business in Central and Southern California bringing valuable experience and established client relationships
- Brinderson was invited by clients to participate in the Permian Basin

AEGION®

The Middle East Is an Emerging Market for Energy & Mining

Energy & Mining Middle East Backlog

$0M	$4.3M	$43.8M	$64.1M	$50.6M
2009	2010	2011	2012	2013
Minimal Presence	Opened Oman Office	CRTS/Wasit Corrpro/STARC	UPS/ Oman JV	As of September 30


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Middle East Opportunity

- United Pipeline Systems has created a base $30 million business with opportunities for growth as oil output increases using secondary and tertiary extraction methods that are ideal for the Tite Liner® technology
- Corrpro is actively building a presence that can significantly add to its growth profile in the near-term
- CRTS has successfully completed smaller projects in Saudi Arabia that led to our efforts in the large Wasit offshore gas field project. We expect to complete the project in 2014

AEGION

North American Water & Wastewater Improving Execution and Capturing Growth Opportunities

North American Water & Wastewater Backlog


Record backlog of $242 million as of September 30, 2013
Backlog ($M)
260
240
220
200
180
160
140
120
100
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

MARKET STATUS:

- North America's cured-in-place pipe market is expected to increase by approximately 20 percent in 2013 largely from a recovery in the US market since the contraction in 2011 when the US stimulus funding ended

Insituform®

North American Water & Wastewater Outlook

- Overall market conditions are favorable heading into 2014 with regional areas of growth
- Our scale and leadership position enable us to participate in areas where municipalities are increasing spend because of compliance with EPA consent decrees
- Contracting share remains above 40 percent today with more profitable work achieved through a disciplined bidding approach
- $55 million in current backlog for large multi-year programs in Baltimore and St. Louis to be executed through 2014 and into 2015
- Our enhancements to project management and maintaining bidding discipline has increased crew productivity and margins

AEGION®

Asia-Pacific Water & Wastewater Region Recovering in 2013


Asia Water/Wastewater
Contracting/3rd Party Product Sales
3rd-Party Tube Sales
Office Locations

Insituform®

Asia-Pacific Water & Wastewater Outlook

- Australia continues to be an attractive contracting market
- Successful project execution in Malaysia validating focus on project-by-project execution rather than long-term country specific investment
- While market potential in India is immense, project release timing as well as contract terms remain a challenge
- Focus in other markets is to expand product sales and technical services

APPLYING LESSONS LEARNED TO REALIZE THE POTENTIAL FOR FUTURE GROWTH

Asia-Pacific Water & Wastewater business expected to reduce its operating loss by over $10 million in 2013 with prospects for profitability in 2014

AEGION®

Fibrwrap® Redefining Standards for Structural Rehabilitation



Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar woven mats, etc.) in conjunction with a polymer resin system to form FRP
- Aegion owns the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

Certified to NSF/ANSI 61

ICC ES ESR-2103

Key End Markets



Large-Diameter Pipelines
Rehabilitation and repair



Buildings
Commercial and Industrial



Transportation
Complete restoration



Waterfront
Rehabilitation from corrosion

North America Fiber-Reinforced-Polymer Market Is About One Third of the Total Addressable Market and Growing

North America Addressable Structural Rehabilitation Market

Approximately $650 million Market in 2012



Structural Rehab
- Concrete
- Steel
- Timber
- Other non FRP
Current FRP
Spend > $200M

North America FRP Spend by End Market



7%
10%
40%
30%
13%
Buildings
Piping (Municipal)
Infrastructure (Transportation)
Infrastructure (Waterfront)
Industrial/Other

Company analysis and prior estimates

Commercial & Structural Investing to Expand its Market Leadership Position in North America

Strategic Focus

① Complete sales organization enhancements to properly resource for growth in the pipeline, building and transportation end markets

② Invest to create a premiere project management organization:
- Apply best practices from other Aegion businesses
- Increase the number of crews trained to support multiple end markets

Fyfe North America Near-Term Bid Table



Near-term Bid Table ($M)
120
100
80
60
40
20
0
$40
$100
Second Quarter 2013
Third Quarter 2013

FOCUS ON PIPELINES AND BUILDINGS END MARKETS

Fibrwrap® Leadership

① Fibrwrap® suite of products and services garners strong respect in the marketplace

② Vertical integration strategy from manufacturing, engineering and installation remains the primary competitive advantage
- Fibrwrap® products have critical structural equivalency certifications and patent protections
- Talented Commercial & Structural engineers are experts in the fiber-reinforced polymer field
- Robust R&D drives innovation for future growth

- FOURTH QUARTER 2013 AND ALL OF 2014 WILL BE A PERIOD FOR RECOVERY AS ENHANCEMENTS TO THE SALES ORGANIZATION AND PROJECT MANAGEMENT ARE EXPECTED TO BE FULLY IMPLEMENTED
- EXPECT TOPLINE GROWTH IN 2014 AND A LONGER-TERM TARGET OF 20 TO 25 PERCENT ANNUAL GLOBAL REVENUE GROWTH AT GROSS MARGINS OF 35 TO 40 PERCENT

Fyfe Asia Positioned for Growth in Key Asia-Pacific Markets


Primary Markets

Fyfe Asia Outlook

Near-term objective is to transfer country-specific expertise between markets in Asia to expand our growth prospects

- **Japan**: Complete national certification of structural equivalency for Fibrwrap® and sales operation to participate in the nationwide residential seismic strengthening program
- **Hong Kong**: Continue execution of hard backlog for multi-year water pressure main rehabilitation projects. Secure additional pipeline projects and look to expand into other end markets
- **Singapore**: More developed market for Fibrwrap® in the buildings segment
- **Indonesia**: Promising market given need for structural rehabilitation and seismic concerns

Fourth Quarter Outlook Looks Favorable with Strong Backlog and Market Conditions for Expected Primary Business Contributors

Aegion Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.43
Brinderson Contribution
2012
2013 Forecast

2013 Non-GAAP Diluted Earnings per Share Guidance
$1.45 to $1.50 range
PLUS $0.08 to $0.10 per share contribution from Brinderson

- *Restated for discontinued operations*
- *2012 non-GAAP includes $3.1 million pre-tax, or $0.07 per diluted shares, for acquisition-related expenses*
- *See page A-7 for 2013 year-to-date non-GAAP reconciliation*

Fourth Quarter Performance Drivers

- North American Water & Wastewater entered the fourth quarter with record backlog and improved mix of medium- and large-diameter pipeline project activity
- Market activity in North America remains favorable for Corrpro
- CRTS/Wasit project expected to contribute from resumption of offshore internal pipe weld coating activities
- United Pipeline Systems has favorable market conditions in the US, Canada and the Middle East for strong performance in the fourth quarter
- Commercial & Structural has backlog and near-term bid table for a return to profitability
- International Water & Wastewater segment expected to generate a profit as Europe enters peak season and Asia-Pacific executes large projects in Australia and Malaysia
- Brinderson has increased weekly billable hours with its key maintenance customers - a leading indicator for stronger performance in the fourth quarter and supports the outlook for $0.06 to $0.08 earnings per share contribution in the fourth quarter

SUCCESSFUL EXECUTION IN THE FOURTH QUARTER PROVIDES THE OPPORTUNITY FOR FULL YEAR 2013 NON-GAAP DILUTED EARNINGS PER SHARE TO BE AT OR ABOVE $1.50, THE LOW END OF THE PREVIOUS GUIDANCE RANGE

AEGION

Aegion Expects To Generate Sizeable Cash Flow from Operations in 2013

Aegion's Cash Flow From Operations



in USD millions
$42
$58
$53
$23
$111
Near $90*
2008
2009
2010
2011
2012
2013F

Excludes $4 million in acquisition-related cost impacts

Aegion's Debt/EBITDA



Debt/EBITDA
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Credit Facility Limit
1.8x
1.0x
2.4x
1.99x
2.6x
2009
2010
2011
2012
2013
As of 9/30/13

2013 Cash from Operations and Uses of Cash

- Expect significant fourth quarter improvement in revenues and earnings, including contributions from Brinderson, to account for a majority of cash flow from operations in 2013
- Target is to improve DSOs from 2012:
  - Reduced DSOs by about 7 percent in the third quarter of 2013:
    - Improved collections in the Water & Wastewater platform
    - Lower DSOs from Brinderson
  - Anticipate additional collections in the fourth quarter from increased sales activity. Late year revenue recognition may impact cash collections
- Uses of cash consistent with Aegion's strategy:
  - Approximately $30 million CAPEX in 2013—includes modest CAPEX requirements for Brinderson
  - Repurchased $19 million of Aegion common stock in the first nine months of 2013

Balance Sheet Strength

- Aegion retains financial flexibility after the acquisition of Brinderson as the primary debt/EBITDA leverage metric is within the limits established by the Company's $650 million credit facility[1]

[1] The EBITDA calculation is per the terms of the credit facility, including pro forma EBITDA for Brinderson

AEGION

Strong End Markets Form Foundation for Growth in 2014

① **Favorable outlook** for growth in the North American Water & Wastewater, Corrpro and United Pipeline Systems in certain geographies

- *Representing a significant portion of revenues and profit contribution*

② **Brinderson has a favorable outlook**

- *Strong existing backlog supports growth in 2014. Brinderson is actively bidding more than $70 million in annual value maintenance contracts*

③ **CRTS/Wasit** project to be a key contributor

- *Approximately two-thirds of the remaining $22 million for this project entering the second half of 2013 is expected to be completed in 2014*

④ **Recovery** expected for **Commercial & Structural** Platform

- *Fyfe's North America near-term bid opportunities stood at nearly $100 million at the end of September from $40 million at the end of July. Investments to enhance the sales organization and project management capabilities will be completed in 2014*

⑤ **Stability and modest growth** expected for International Water & Wastewater

- *European economic conditions remain somewhat volatile; however, the cured-in-place pipe market appears stable*
- *Insituform is well positioned to take advantage of opportunities in markets such as Australia, Malaysia and potentially India*

Where We Are Going

Aegion's path to sustainable growth defined by diverse technologies and services

- Energy & Mining and Commercial & Structural platforms are key elements to the sustainable growth outlook
- Integration efforts create synergies and further increase focus across all end markets
- Improving ROIC annually towards target of 15% through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Maintenance

- **Corrpro**: Expand pipeline integrity share in North America and build presence in the Middle East
- **United Pipeline Systems**: Strong base in North America and Chile. The Middle East is the next emerging market. Further expand into Australia and Mexico and into more countries in South America
- **Bayou Coating**: Full-service pipe coating capabilities and logistics serving the Gulf of Mexico, Canadian Oil Sands and North America shale formations
- **CRTS**: Introduce offshore robotics technology in targeted sustainable spend oil and gas markets
- **Brinderson**: Transformation of the United States energy market expected to increase upstream capital investment and downstream maintenance opportunities

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America:** Investing to accelerate growth prospects and enhance project management capabilities in key vertical markets for pipelines, buildings, transportation and concrete repair
- **Fyfe Asia and Fyfe Latin America:** International expansion opportunities in high potential markets such as Hong Kong, Singapore and Indonesia. Japan Housing Program for residential seismic strengthening is another significant opportunity
- **Leverage Technology Attributes:** Robust R&D designed to extend intellectual property protection and expand capabilities in areas such as seismic and blast protection

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market with some regional growth allows for margin improvement through superior execution. Insituform's scale and leadership position enable it to participate in areas of increased municipal spend
- **Europe:** Complete route to market optimization plan between contracting, product licensing/distribution partnerships and direct 3rd party product sales
- **Asia-Pacific:**
  → Australia is an attractive contracting market
  → Malaysia is a new market
  → Evaluate emerging bid table in India more focused on CIPP installation

AEGION®

Appendix

The Brinderson Difference: Safety, Reliability and Quality

Brinderson has integrated services providing a single point of contact with clients

- Brinderson has an extraordinary safety record
- Direct hire and self perform all major trades: 83% of 2,000 employees are field services professionals
- Multi-discipline engineering capabilities result in customized solutions
- Uses key performance indicator tracking systems to reduce total costs for clients
- Long-term relationships with blue chip clients such as Chevron, ExxonMobil, Tesoro, BP, Valero and Oxy

Maintenance

Services typically under long term contracts

- Mission critical items such as rotary equipment, valves, piping, wellheads
- Failure resolution for electrical systems & calibration of instrumentation
- Excavation, rigging, well abandonment
- Subcontractor management
- Inventory and material control
- Planning, scheduling, benchmarking

Construction

Provides all supervision, direct-hire labor, materials and equipment

- 70% of all recent activities from master service agreements
- Infrastructure such as concrete pads and steel structures
- Installation of pipeline racks and cable trays
- Equipment installation

Engineering & EPC

Value Improving Practices (VIP) – optimizes project costs and effectiveness

- Comprehensive engineering design capabilities
- Procurement of infrastructure and equipment for construction

Turnaround

Maintenance, repairs, retrofits during scheduled shutdown

- Planning & scheduling
- Cost & productivity
- Direct hire labor and subcontractor management
- Extraction and reinsertion of tube bundles, blind to blind activity
- Safety services

Aegion Expects Modest Increase for Return on Invested Capital Post Brinderson Acquisition

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
7% to 8%
2008
2009
2010
2011
2012
2013F

$$ROIC = \frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$$

Return on Invested Capital

Targeted 7% to 8% range reflects:

- Expected earnings growth in 2013, including half-year accretion from Brinderson
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition
- Improvements in working capital management to lower DSOs

AEGION

Third Quarter and Year-to-Date Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See non-GAAP reconciliation on A-6 and A-7)

(in USD thousands, except margins and per share information)	3Q 2013	3Q 2012	YTD 2013	YTD 2012
Revenues	$ 307,665	$ 262,867	$ 775,741	$ 745,236
Gross Profit	69,411	62,931	176,116	177,722
Gross Margins	*22.6%*	*23.9%*	*22.7%*	*23.8%*
Operating Income	24,299	27,472	48,848	59,300
Operating Margin	*7.9%*	*10.5%*	*6.3%*	*8.0%*
Segment Operating Income:				
Energy & Mining	15,141	21,426	28,656	42,902
North American Water & Wastewater	10,328	6,289	23,010	16,361
International Water & Wastewater	(257)	(2,750)	(1,338)	(7,097)
Commercial & Structural	(913)	2,507	(1,480)	7,134
Equity Earnings	1,691	2,001	3,903	4,389
Net Income from Continuing Operations (attributable to common shareholders)	$ 17,043	$ 20,353	$ 33,960	$ 40,993
Diluted Earnings per Share	$ 0.44	$ 0.51	$ 0.87	$ 1.04

Current and prior period results exclude discontinued operations

AEGION

2013 Full Year Financial Outlook by Platform

Energy & Mining

Revenues	$580 to $585 million
Operating Margins	9% to 10%
Corrpro Revenues	Greater than 5% growth
Corrpro Operating Margins	12% to 13% (before corp allocation)
Brinderson Accretion	$0.08 to $0.10 per diluted share

Contract Backlog

9/30/13	12/31/12	9/30/12
$381.7M	$240.8M	$246.9M

9/30/13 includes $209.2 million backlog for Brinderson

Water & Wastewater

North American Revenues	$345 to $350 million
North American Gross Margins	20% to 21%
North American Operating Margins	8% to 9%
Europe Operating Income	$3 million to $4 million
Asia-Pacific Operating Loss	Approximately $1 million

Contract Backlog

	9/30/13	12/31/12	9/30/12
NAR	$241.7M	$185.0M	$167.3M
Int'l	$43.0M	$56.6M	$55.6M

Commercial & Structural

Revenues	$75 to $80 million
Gross Margins	35% to 40%
Operating Margins	Low Single Digits (includes investments increasing OPEX)

Contract Backlog

9/30/13	12/31/12	9/30/12
$48.2M	$50.8M	$46.7M

AEGION®

Selected Business Results not in the Segment Reports

THIRD QUARTER 2013
(in millions USD, except margins)

	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)	Backlog 9/30/13
United Pipeline Systems	$ 32.7	$ 6.8	20.9%	N/A	$ 59.4
Corrpro	63.1	16.5	26.2%	N/A	76.8
Bayou Coatings	17.5	2.3	13.4%	N/A	15.0
CRTS	7.5	2.9	39.4%	N/A	21.3
Brinderson	47.9	8.5	17.7%	N/A	209.2
European Water & Wastewater	16.4	3.6	21.8%	339	19.4
Asia-Pacific Water & Wastewater	9.9	1.5	15.2%	(596)	23.6

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Third Quarter (from Continuing Operations)						
	2013				2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 50,223	$ (2,267)	$ --	$ 47,956	$ 42,958	$ (607)	$ 42,351
Operating Income	**22,032**	**2,267**		**24,299**	**26,865**	**607**	**27,472**
Interest Expense, Net	(5,414)	--	1,964	(3,450)	(2,395)	--	(2,395)
Income before Taxes	16,096	2,267	1,964	20,327	24,233	607	24,840
Taxes on Income	3,164	902	782	4,848	5,064	233	5,297
Net Income (attributable to Aegion Corporation)	**14,496**	**1,365**	**1,182**	**17,043**	**19,979**	**374**	**20,353**
Diluted EPS	**$ 0.37**	**$ 0.03**	**$ 0.03**	**$ 0.44**	**$ 0.50**	**$ 0.01**	**$ 0.51**

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	First Nine Months (from Continuing Operations)							
	2013					2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 134,287	$ (4,175)	$ --	$ --	$ 130,112	$ 127,908	$ (2,594)	$ 125,314
Operating Income	**44,673**	**4,175**			**48,848**	**56,706**	**2,594**	**59,300**
Interest Expense, Net	(9,875)	--	1,964	--	(7,911)	(7,361)	--	(7,361)
Other	6,561			(8,688)	(2,127)	(1,169)		(1,169)
Income before Taxes	41,359	4,175	1,964	(8,688)	38,810	48,176	2,594	50,770
Taxes on Income (tax benefit)	7,985	1,662	782	(2,635)	7,794	11,862	247	12,109
Net Income (attributable to Aegion Corporation)	**36,318**	**2,513**	**1,182**	**(6,053)**	**33,960**	**38,646**	**2,347**	**40,993**
Diluted EPS	**$ 0.93**	**$ 0.06**	**$ 0.03**	**$ (0.15)**	**$ 0.87**	**$ 0.97**	**$ 0.06**	**$ 1.04**

AEGION